Filed Pursuant to Rules 497(k)
Securities Act File No. 333-238109

GABELLI ETFs TRUST

Gabelli Commercial Aerospace & Defense ETF (the “Aerospace and Defense Fund”)

Supplement dated December 13, 2023, to the Fund’s Summary Prospectus dated April 28, 2023, as supplemented and amended to date

Effective immediately, on page 6 of the Summary Prospectus for the Aerospace and Defense Fund, under the heading “Other Information,” the paragraph under the subheading “Purchase and Sale of Fund Shares” is hereby deleted in its entirety and replaced with the following:

“The Fund is an actively managed exchange-traded Fund (commonly referred to as an “ETF”). Individual shares of the Fund are listed and traded on a national securities exchange, and individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day, rather than at NAV. Shares of the Fund may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of 5,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus.

Please retain this Supplement for reference.